UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (due of earliest event reported) December 9, 2005

                         Commission file number: 0-29346


                                   FRMO CORP.
                                   ----------
             (Exact name of registrant as specified in its charter)


                Delaware                                        13-3754422
(State or other jurisdiction of incorporation                (I.R.S. Employer
            or organization)                                Identification No.)


      320 Manville Road, Pleasantville, NY                        10570
    (Address of Principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (914) 632-6730

Item 8.0 Other Events

Registration of Fromex Shares Before Distribution

On December 9, 2005 the Board of Directors of FRMO Corp. ("FRMO" or the "Registrant") authorized the preparation of a Form 10 Registration Statement for the shares of common stock of Fromex Equity Crop. ("Fromex"), a wholly-owned subsidiary of FRMO pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). It is anticipated that the Form 10 will be filed with the Securities and Exchange Commission after an audit of the Fromex financial statement for its fiscal year ending February 28, 2006 has been completed. Reference is made to the Current Report (Form 8-K) of FRMO dated November 23, 2003 describing proposed business transactions by Fromex and a distribution to the shareholders of shares of common stock of Fromex representing 5% of its outstanding stock. This proposed spin-off of Fromex shares will be made only after the Form 10 Registration of the common stock of Fromex has become effective. There is no assurance that the business transactions described in the Current Report will be completed or when the Registration of Fromex common stock will become effective.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FRMO CORP.
                                                  ------------------------------
                                                  (Registrant)


Date: December 14, 2005                       By: Steven Bregman
                                                  ------------------------------
                                                  Steven Bregman, President